SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 28, 1999
                                                          -------------------

                               SITEK, INCORPORATED
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             (Exact name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        33-28417                                         86-0923886
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(Commission File Number)                    (I.R.S. Employer Identification No.)


                   1817 WEST 4TH STREET, TEMPE, ARIZONA 85281
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              (Address of Principal Executive Offices) (Zip Code)


                                 (480) 921-8555
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

         On April 28, 1999, the Registrant acquired all of the outstanding shares of common stock of VSM Corporation, an Arizona corporation, in exchange for $1,000,000 cash pursuant to a Stock Purchase Agreement (the "Agreement") with VSM's shareholders, Charles L. and Barbara Y. Vaughan (the "Vaughans"). VSM Corporation is engaged in the businesses of manufacturing and refurbishing semiconductor processing equipment. The Registrant intends to operate VSM Corporation as a subsidiary in the same businesses.

         Under the Agreement, the Vaughans agreed to not engage in certain competitive activities in the United States and Mexico for two years. Pursuant to the Agreement, the Registrant also agreed to:

(i) cause VSM to pay to the Vaughans $200,000 in satisfaction of all VSM's indebtedness to the Vaughans; and

(ii) use its best efforts to obtain releases of the Vaughans for all existing guaranties or other suretyship obligations in favor of, or for the benefit of, any person providing financial accomodations to VSM.

         The terms of the acquisition are more fully described in the Agreement, a copy of which is attached as Exhibit 10.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         The required financial statements are not included in this report, but the Registrant will file them by amendment no later than 60 days after this initial report on Form 8-K must be filed.

         (b)  PRO FORMA FINANCIAL INFORMATION

         The required pro forma financial statements are not included in this report, but will be filed by amendment no later than 60 days after this initial report on Form 8-K must be filed.

         (c) EXHIBITS

         10.1 A copy of the Agreement is annexed to this Form 8-K as Exhibit
10.1.

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SITEK, Incorporated
                                           (Registrant)



Date: May 13, 1999                         By: /s/ Don Jackson, Jr.
                                               ---------------------------------
                                           Don Jackson, Jr., President, Director
                                           and Chief Executive Officer

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